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                                                                    EXHIBIT 10.9

                                                                       EXECUTION

                        AMENDED AND RESTATED BCC GUARANTY

        THIS AMENDED AND RESTATED GUARANTY is entered into as of December 17, 1997 by BENEDEK COMMUNICATIONS CORPORATION, a Delaware corporation ("GUARANTOR"), in favor of and for the benefit of BANKERS TRUST COMPANY ("BANKERS"), as agent for and representative of (in such capacity herein called "AGENT") the Beneficiaries (as hereinafter defined).

                             PRELIMINARY STATEMENTS

        A. Benedek Broadcasting Corporation, a Delaware corporation and wholly owned subsidiary of Guarantor ("COMPANY"), and Guarantor have entered into an Amended and Restated Credit Agreement dated as of December 17, 1997 (said Amended and Restated Credit Agreement, as it may hereafter be amended, supplemented or otherwise modified from time to time, being the "AMENDED CREDIT AGREEMENT", the terms defined therein and not otherwise defined herein being used herein as therein defined), by and among Guarantor, Company, the financial institutions listed therein as Lenders ("LENDERS"), and Bankers Trust Company, as Agent, which Amended Credit Agreement amends and restates that certain Credit Agreement, dated as of June 6, 1996 (said Credit Agreement, as heretofore amended, supplemented or otherwise modified, being the "EXISTING CREDIT AGREEMENT"), with the financial institutions listed therein, Pearl Street L.P., as Arranging Agent, Goldman, Sachs & Co., as Syndication Agent, and Canadian Imperial Bank of Commerce, New York Agency ("CIBC"), as Administrative Agent and Collateral Agent, pursuant to which Lenders have made certain commitments, subject to the terms and conditions set forth in the Amended Credit Agreement, to, among other things, convert and continue certain credit facilities, including the Term Loans initially extended as AXELs to Company pursuant to the Existing Credit Agreement and it is desired that such obligations be guarantied hereunder.

        B. Company has entered into that certain Indenture, dated as of March 1, 1995 (said Indenture, as amended, supplemented, or otherwise modified from time to time, being the "EXISTING SENIOR NOTE INDENTURE") with Benedek Broadcasting Company, L.L.C., a Delaware limited liability company and subsidiary of Company ("LICENSE SUB"), and The Bank of New York, as trustee (the "SENIOR NOTE TRUSTEE"), pursuant to which Company has issued $135,000,000 aggregate principal amount of 11-7/8% Senior Secured Notes due 2005 (the "EXISTING SENIOR NOTES"), and it is desired that such obligations be guarantied hereunder.












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        C. Company may from time to time hereafter enter into one or more
Interest Rate Agreements (collectively, the "LENDER INTEREST RATE AGREEMENTS") with or one or more Lenders or Affiliates of Lenders (in such capacity, collectively, "INTEREST RATE EXCHANGERS") in accordance with the terms of the Amended Credit Agreement, and it is desired that the obligations of Company under the Lender Interest Rate Agreements, including without limitation the obligation of Company to make payments thereunder in the event of early termination thereof (all such obligations being the "INTEREST RATE OBLIGATIONS") be guarantied hereunder.

        D. As a condition precedent to the Existing Credit Agreement, Guarantor executed and delivered that certain BCC Guaranty dated as of June 6, 1996 ("EXISTING BCC GUARANTY") in favor of CIBC, in its capacity as agent of and representative for the Beneficiaries (as defined in the Existing BCC Guaranty).

        E. It is a condition precedent to the execution and delivery of the Amended Credit Agreement by Lenders that Guarantor amend and restate the Existing BCC Guaranty to guaranty the Company's Obligations under the Amended Credit Agreement and under the other Loan Documents.

        F. Guarantor is willing irrevocably and unconditionally to amend and restate the Existing BCC Guaranty to guaranty all obligations of Company under the Amended Credit Agreement and other Loan Documents, the Existing Senior Notes and any Lender Interest Rate Agreements and to otherwise modify the Existing BCC Guaranty as provided herein.

        NOW, THEREFORE, based upon the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in order to induce Lenders and Agent to enter into the Amended Credit Agreement and to make Loans and other extensions of credit thereunder, Guarantor hereby agrees as follows:

                                   SECTION 1.

                                   DEFINITIONS

1.1     CERTAIN DEFINED TERMS.

        As used in this Guaranty, the following terms shall have the following meanings unless the context otherwise requires:

               "BENEFICIARIES" means Agent, Lenders, any Interest Rate Exchangers and the holders of the Existing Senior Notes (the "NOTEHOLDERS").

               "EVENT OF DEFAULT" means (i) an Event of Default as defined under the Amended Credit Agreement or under the Existing Senior Note Indenture or (ii) the occurrence of an Early Termination Date (as defined in a Master Agreement or an Interest Rate Swap Agreement or Interest Rate and Currency Exchange Agreement





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        in the form prepared by the International Swap and Derivatives
        Association Inc. or a similar event under any similar swap agreement) under any Lender Interest Rate Agreement.

              "GUARANTIED OBLIGATIONS" has the meaning assigned to that term in subsection 2.1.

               "GUARANTY" means this Guaranty, dated as of December 17, 1997, as it may be amended, supplemented or otherwise modified from time to time.

               "LICENSE SUB GUARANTY" means, collectively, (a) the guaranty by License Sub of the Existing Senior Notes set forth in Article 10 of the Existing Senior Note Indenture and (b) the License Sub Guaranty (as defined in the Amended Credit Agreement), as each may be amended, supplemented or otherwise modified from time to time.

               "PAYMENT IN FULL", "PAID IN FULL" or any similar term means payment in full of the Guarantied Obligations (other than inchoate indemnification obligations with respect to claims, losses or liabilities which have not yet arisen), including without limitation all principal, interest, costs, fees and expenses (including, without limitation, reasonable legal fees and expenses) of Beneficiaries as required under the Loan Documents, the Existing Senior Note Indenture and the Lender Interest Rate Agreements.

1.2     INTERPRETATION.

        (a) References to "Sections" and "subsections" shall be to Sections and subsections, respectively, of this Guaranty unless otherwise specifically provided.

        (b) In the event of any conflict or inconsistency between the terms, conditions and provisions of this Guaranty and the terms, conditions and provisions of the Amended Credit Agreement, the terms, conditions and provisions of this Guaranty shall prevail.

                                   SECTION 2.

                                  THE GUARANTY

2.1     GUARANTY OF THE GUARANTIED OBLIGATIONS.

        Guarantor hereby irrevocably and unconditionally guaranties, as primary obligor and not merely as surety, the due and punctual payment in full of all Guarantied Obligations when the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code,





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11 U.S.C. 'SS' 362(a)). The term "GUARANTIED OBLIGATIONS" is used herein in its most comprehensive sense and includes:

               (a) any and all obligations and liabilities of every nature of Company and any and all Interest Rate Obligations, in each case now or hereafter made, incurred or created, whether absolute or contingent, liquidated or unliquidated, whether due or not due, and however arising under or in connection with (i) the Amended Credit Agreement, the Notes and all other Loan Documents, (ii) the Existing Senior Note Indenture and the Existing Senior Notes and (iii) the Lender Interest Rate Agreements, whether for principal or interest, fees, expenses, indemnities or otherwise, whether voluntary or involuntary, direct or indirect, whether or not jointly owed with others, and whether or not from time to time decreased or extinguished and later increased, created or incurred, and all or any portion of such obligations or liabilities that are paid, to the extent all or any part of such payment is avoided or recovered directly or indirectly from Agent or any Beneficiary as a preference, fraudulent transfer or otherwise and all obligations of every nature of Guarantor under this Guaranty, including those arising under successive borrowing transactions under the Amended Credit Agreement which shall either continue the Obligations of Company or from time to time renew them after they have been satisfied and including interest which, but for the filing of a petition in bankruptcy with respect to Company, would have accrued on any Guarantied Obligations, whether or not a claim is allowed against Company for such interest in the related bankruptcy proceeding; and

               (b)    those expenses set forth in subsection 2.8 hereof.

2.2     CONTRIBUTION BY GUARANTOR.

        Guarantor under this Guaranty and License Sub under the License Sub Guaranty, together desire to allocate among themselves (collectively, the "CONTRIBUTING GUARANTORS"), in a fair and equitable manner, their obligations arising under this Guaranty and the License Sub Guaranty. Accordingly, in the event any payment or distribution is made on any date by Guarantor under this Guaranty or License Sub under the License Sub Guaranty (each of Guarantor and License Sub being a "FUNDING GUARANTOR") that exceeds its Fair Share (as defined below) as of such date, that Funding Guarantor shall be entitled to a contribution from the other Contributing Guarantor in the amount of such other Contributing Guarantor's Fair Share Shortfall (as defined below) as of such date, with the result that all such contributions will cause each Contributing Guarantor's Aggregate Payments (as defined below) to equal its Fair Share as of such date. "FAIR SHARE" means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (a) the ratio of (i) the Fair Share Contribution Amount (as defined below) with respect to such Contributing Guarantor to (ii) the aggregate of the Fair Share Contribution Amounts with respect to all Contributing Guarantors multiplied by (b) the aggregate amount paid or distributed on or before such date by all Funding Guarantors under this Guaranty and the License Sub Guaranty in respect of the obligations guarantied. "FAIR SHARE





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SHORTFALL" means, with respect to a Contributing Guarantor as of any date of determination, the excess, if any, of the Fair Share of such Contributing Guarantor over the Aggregate Payments of such Contributing Guarantor. "FAIR SHARE CONTRIBUTION AMOUNT" means, with respect to a Contributing Guarantor as of any date of determination, the maximum aggregate amount of the obligations of such Contributing Guarantor under this Guaranty or the License Sub Guaranty, as applicable, that would not render its obligations hereunder or thereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of Title 11 of the United States Code or any applicable provisions of comparable state law; provided that, solely for purposes of calculating the "Fair Share Contribution Amount" with respect to any Contributing Guarantor for purposes of this subsection 2.2, any assets or liabilities of such Contributing Guarantor arising by virtue of any rights to subrogation, reimbursement or indemnification or any rights to or obligations of contribution hereunder or under any similar section of the License Sub Guaranty shall not be considered as assets or liabilities of such Contributing Guarantor. "AGGREGATE PAYMENTS" means, with respect to a Contributing Guarantor as of any date of determination, an amount equal to (1) the aggregate amount of all payments and distributions made on or before such date by such Contributing Guarantor in respect of this Guaranty or the License Sub Guaranty, as applicable (including, without limitation, in respect of this subsection 2.2 or any similar section of the License Sub Guaranty), minus (2) the aggregate amount of all payments received on or before such date by such Contributing Guarantor from the other Contributing Guarantor as contributions under this subsection 2.2 or any similar section of the License Sub Guaranty. The amounts payable as contributions hereunder and under any similar section of the License Sub Guaranty shall be determined as of the date on which the related payment or distribution is made by the applicable Funding Guarantor. The allocation among Contributing Guarantors of their obligations as set forth in this subsection 2.2 and any similar section of the License Sub Guaranty shall not be construed in any way to limit the liability of any Contributing Guarantor hereunder or under the License Sub Guaranty. License Sub is a third party beneficiary to the contribution agreement set forth in this subsection 2.2.

2.3     PAYMENT BY GUARANTOR; APPLICATION OF PAYMENTS.

        (a) Guarantor hereby agrees, in furtherance of the foregoing and not in limitation of any other right which any Beneficiary may have at law or in equity against Guarantor by virtue hereof, that upon the failure of Company to pay any of the Guarantied Obligations when and as the same shall become due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. 'SS' 362(a)), Guarantor will upon demand pay, or cause to be paid, in cash, to Agent for the ratable benefit of Beneficiaries, an amount equal to the sum of the unpaid principal amount of all Guarantied Obligations then due as aforesaid, accrued and unpaid interest on such Guarantied Obligations (including, without limitation, interest which, but for the filing of a petition in bankruptcy with respect to Company, would have accrued on such Guarantied Obligations, whether or not a claim is allowed against Company





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for such interest in the related bankruptcy proceeding) and all other Guarantied
Obligations then owed to Beneficiaries as aforesaid.

        (b) All such payments received by Agent under this Guaranty shall be applied promptly from time to time:

               FIRST: To the payment of all costs and expenses incurred by Agent in connection with the failure of Company to pay the Guarantied Obligations when and as due, including all compensation due to Agent and its agents and counsel, and all other expenses, liabilities, and advances made or incurred by Agent in connection therewith, and all amounts for which Agent is entitled to indemnification hereunder and all advances made by Agent for the account of Company, and to the payment of all costs and expenses paid or incurred by Agent in connection with the exercise of any right or remedy hereunder, all in accordance with
        Section 2.8 of this Guaranty;

               SECOND: To the payment of interest due and payable on, and fees, if any, with respect to the Guarantied Obligations on an equal and ratable basis;

               THIRD: To the payment of the unpaid principal amount due and payable on all Guarantied Obligations on an equal and ratable basis;

               FOURTH: To the payment of all other amounts due and payable with respect to the Guarantied Obligations on an equal and ratable basis; and

               FIFTH: To the payment to or upon the order of Guarantor, or to whosever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct, of any surplus then remaining from such proceeds.

        (c) Payments by Agent to Lenders in respect of Obligations shall be made to Agent for distribution to Lenders in accordance with the Amended Credit Agreement; any payments in respect of any Interest Rate Obligations shall be made as directed by the Interest Rate Exchanger to which such Interest Rate Obligations are owed; and any payments in respect of any obligations of Grantor under the Existing Senior Note Indenture and the Existing Senior Notes shall be made to the Senior Note Trustee for the benefit of the Noteholders.

2.4     LIABILITY OF GUARANTOR ABSOLUTE.

        Guarantor agrees that its obligations hereunder are irrevocable, absolute, independent and unconditional and shall not be affected by any circumstance which constitutes a legal or equitable discharge of a guarantor or surety other than payment in full of the Guarantied Obligations. In furtherance of the foregoing and without limiting the generality thereof, Guarantor agrees as follows:





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               (a)    This Guaranty is a guaranty of payment when due and not of collectibility.

               (b) Agent may enforce this Guaranty upon the occurrence of an Event of Default notwithstanding the existence of any dispute between Company and any Beneficiary with respect to the existence of such Event of Default.

               (c) The obligations of Guarantor hereunder are independent of the obligations of Company under the Loan Documents, the Existing Senior
        Note Indenture, the Existing Senior Notes or the Lender Interest Rate Agreements and the obligations of any other guarantor (including License Sub under the License Sub Guaranty) of the obligations of Company under the Loan Documents, the Existing Senior Note Indenture, the Existing Senior Notes or the Lender Interest Rate Agreements, and a separate action or actions may be brought and prosecuted against Guarantor whether or not any action is brought against Company or any of such other guarantors and whether or not Company is joined in any such action or actions.

               (d) Guarantor's payment of a portion, but not all, of the Guarantied Obligations shall in no way limit, affect, modify or abridge Guarantor's liability for any portion of the Guarantied Obligations which has not been paid. Without limiting the generality of the foregoing, if Agent is awarded a judgment in any suit brought to enforce Guarantor's covenant to pay a portion of the Guarantied Obligations, such judgment shall not be deemed to release Guarantor from its covenant to pay the portion of the Guarantied Obligations that is not the subject of such suit.

               (e) Any Beneficiary, upon such terms as it deems appropriate, without notice or demand and without affecting the validity or enforceability of this Guaranty or giving rise to any reduction, limitation, impairment, discharge or termination of Guarantor's liability hereunder, from time to time may (i) renew, extend, accelerate, increase the rate of interest on, or otherwise change the time, place, manner or terms of payment of the Guarantied Obligations,
        (ii) settle, compromise, release or discharge, or accept or refuse any offer of performance with respect to, or substitutions for, the Guarantied Obligations or any agreement relating thereto and/or subordinate the payment of the same to the payment of any other obligations; (iii) request and accept other guaranties of the Guarantied Obligations and take and hold security for the payment of this Guaranty or the Guarantied Obligations; (iv) release, surrender, exchange, substitute, compromise, settle, rescind, waive, alter, subordinate or modify, with or without consideration, any security for payment of the Guarantied Obligations, any other guaranties (including the License Sub Guaranty) of the Guarantied Obligations, or any other obligation of any Person with respect to the Guarantied Obligations; (v) enforce and apply any security now or hereafter held by or for the benefit of such Beneficiary in respect of this Guaranty or the Guarantied Obligations and direct the order or manner of sale thereof, or exercise any other right or remedy that such Beneficiary may have against any such security, in each case as such Beneficiary in its discretion may determine consistent with the





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        Loan Documents, Existing Senior Note Indenture and the applicable Lender
        Interest Rate Agreement, the Indenture and any applicable security agreement, including foreclosure on any such security pursuant to one or more judicial or nonjudicial sales, whether or not every aspect of any such sale is commercially reasonable, and even though such action operates to impair or extinguish any right of reimbursement or subrogation or other right or remedy of Guarantor against Company or any security for the Guarantied Obligations; and (vi) exercise any other rights available to it under the Loan Documents, the Existing Senior
        Note Indenture or the Lender Interest Rate Agreements.

               (f) This Guaranty and the obligations of Guarantor hereunder shall be valid and enforceable and shall not be subject to any reduction, limitation, impairment, discharge or termination for any reason (other than payment in full of the Guarantied Obligations), including without limitation the occurrence of any of the following, whether or not Guarantor shall have had notice or knowledge of any of them: (i) any failure or omission to assert or enforce or agreement or election not to assert or enforce, or the stay or enjoining, by order of court, by operation of law or otherwise, of the exercise or enforcement of, any claim or demand or any right, power or remedy (whether arising under the Loan Documents, the Existing Senior Note Indenture, the Existing Senior Notes or the Lender Interest Rate Agreements, at law, in equity or otherwise) with respect to the Guarantied Obligations or any agreement relating thereto, or with respect to the License Sub Guaranty or any other guaranty of or security for the payment of the Guarantied Obligations; (ii) any rescission, waiver, amendment or modification of, or any consent to departure from, any of the terms or provisions (including without limitation provisions relating to events of default) of the Amended Credit Agreement, any of the other Loan Documents, the Existing Senior Note Indenture, the Existing Senior Notes, any of the Lender Interest Rate Agreements or any agreement or instrument executed pursuant thereto, or of the License Sub Guaranty or any other guaranty or security for the Guarantied Obligations, in each case whether or not in accordance with the terms of the Amended Credit Agreement or such Loan Document, the Existing Senior Note Indenture, the Existing Senior Notes, such Lender Interest Rate Agreement or any agreement relating to the License Sub Guaranty or such other guaranty or security; (iii) the Guarantied Obligations, or any agreement relating thereto, at any time being found to be illegal, invalid or unenforceable in any respect; (iv) the application of payments received from any source (other than payments received pursuant to the other Loan Documents, the Existing Senior Note Indenture, the Existing Senior Notes or any of the Lender Interest Rate Agreements or from the proceeds of any security for the Guarantied Obligations, except to the extent such security also serves as collateral for indebtedness other than the Guarantied Obligations) to the payment of indebtedness other than the Guarantied Obligations, even though any Beneficiary might have elected to apply such payment to any part or all of the Guarantied Obligations; (v) any Beneficiary's consent to the change, reorganization or termination of the corporate structure or existence of Company or any of its Subsidiaries and to any corresponding restructuring of the Guarantied Obligations;





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        (vi) any failure to perfect or continue perfection of a security interest in any collateral which secures any of the Guarantied Obligations; (vii) any defenses, set-offs or counterclaims which Company may allege or assert against any Beneficiary in respect of the Guarantied Obligations, including but not limited to failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury; and (viii) any other act or thing or omission, or delay to do any other act or thing, which may or might in any manner or to any extent vary the risk of Guarantor as an obligor in respect of the Guarantied Obligations.

2.5     WAIVERS BY GUARANTOR.

        Guarantor hereby waives, for the benefit of Beneficiaries:

               (a) any right to require any Beneficiary, as a condition of payment or performance by Guarantor, to (i) proceed against Company, any other guarantor (including License Sub) of the Guarantied Obligations or any other Person, (ii) proceed against or exhaust any security held from Company, any such other guarantor or any other Person, (iii) proceed against or have resort to any balance of any deposit account or credit on the books of any Beneficiary in favor of Company or any other Person, or (iv) pursue any other remedy in the power of any Beneficiary whatsoever;

               (b) any defense arising by reason of the incapacity, lack of authority or any disability or other defense of Company including, without limitation, any defense based on or arising out of the lack of validity or the unenforceability of the Guarantied Obligations or any agreement or instrument relating thereto or by reason of the cessation of the liability of Company from any cause other than payment in full of the Guarantied Obligations;

               (c) any defense based upon any statute or rule of law which provides that the obligation of a surety must be neither larger in amount nor in other respects more burdensome than that of the principal;

               (d) any defense based upon any Beneficiary's errors or omissions in the administration of the Guarantied Obligations, except behavior which amounts to bad faith;

               (e) (i) any principles or provisions of law, statutory or otherwise, which are or might be in conflict with the terms of this Guaranty and any legal or equitable discharge of Guarantor's obligations hereunder, (ii) the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement hereof, (iii) any rights to set-offs, recoupments and counterclaims, and (iv) promptness, diligence and any requirement that any Beneficiary protect, secure, perfect or insure any security interest or lien or any property subject thereto;





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               (f) notices, demands, presentments, protests, notices of protest, notices of dishonor and notices of any action or inaction, including acceptance of this Guaranty, notices of default under the Amended Credit Agreement, the Existing Senior Note Indenture, the Lender Interest Rate Agreements or any agreement or instrument related thereto, notices of any renewal, extension or modification of the Guarantied Obligations or any agreement related thereto, notices of any extension of credit to Company and notices of any of the matters referred to in subsection 2.4 and any right to consent to any thereof; and

               (g) any defenses or benefits that may be derived from or afforded by law which limit the liability of or exonerate guarantors or sureties, or which may conflict with the terms of this Guaranty.

2.6     GUARANTOR'S RIGHTS OF SUBROGATION, CONTRIBUTION, ETC.

        Until the Guarantied Obligations shall have been paid in full and the Commitments shall have terminated, Guarantor hereby waives any claim, right or remedy, direct or indirect, that Guarantor now has or may hereafter have against Company or any of its assets in connection with this Guaranty or the performance by Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (a) any right of subrogation, reimbursement or indemnification that Guarantor now has or may hereafter have against Company, (b) any right to enforce, or to participate in, any claim, right or remedy that any Beneficiary now has or may hereafter have against Company, and (c) any benefit of, and any right to participate in, any collateral or security now or hereafter held by any Beneficiary. In addition, until the Guarantied Obligations shall have been paid in full and the Commitments shall have terminated, Guarantor shall withhold exercise of any right of contribution Guarantor may have against any other guarantor of the Guarantied Obligations (including without limitation any such right of contribution under the License Sub Guaranty as contemplated by subsection 2.2). Guarantor further agrees that, to the extent the waiver or agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification Guarantor may have against Company or against any collateral or security, and any rights of contribution Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights any Beneficiary may have against Company, to all right, title and interest any Beneficiary may have in any such collateral or security, and to any right any Beneficiary may have against such other guarantor. If any amount shall be paid to Guarantor on account of any such subrogation, reimbursement, indemnification or contribution rights at any time when all Guarantied Obligations shall not have been paid in full, such amount shall be held in trust for Agent on behalf of Beneficiaries and shall forthwith be paid over to Agent for the benefit of Beneficiaries to be credited and applied against the Guarantied Obligations, whether matured or unmatured, in accordance with the terms hereof.





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2.7     SUBORDINATION OF OTHER OBLIGATIONS.

        Any indebtedness of Company now or hereafter held by Guarantor is hereby subordinated in right of payment to the Guarantied Obligations, and any such indebtedness of Company to Guarantor collected or received by Guarantor after an Event of Default has occurred and is continuing shall be held in trust for Agent on behalf of Beneficiaries and shall forthwith be paid over to Agent for the benefit of Beneficiaries to be credited and applied against the Guarantied Obligations but without affecting, impairing or limiting in any manner the liability of Guarantor under any other provision of this Guaranty.

2.8     EXPENSES.

        Guarantor agrees to pay, or cause to be paid, on demand, and to save Beneficiaries harmless against liability for, any and all costs and expenses (including fees and disbursements of counsel and allocated costs of internal counsel) incurred or expended by any Beneficiary in connection with the enforcement of or preservation of any rights under this Guaranty.

2.9     CONTINUING GUARANTY; TERMINATION OF GUARANTY.

        This Guaranty is a continuing guaranty and shall remain in effect until all of the Guarantied Obligations under the Amended Credit Agreement shall have been paid in full and the Commitments thereunder shall have terminated. Guarantor hereby irrevocably waives any right to revoke this Guaranty as to future transactions giving rise to any Guarantied Obligations. This Guaranty may be terminated by Agent at any time at the direction of Lenders in accordance with the terms of the Amended Credit Agreement. The Noteholders hereby agree, by their acceptance of the benefits of this Guaranty, that this Guaranty may be terminated by Agent pursuant to this Section 2.9 without the consent or the approval of any Noteholder.

2.10    AUTHORITY OF GUARANTOR OR COMPANY.

        It is not necessary for any Beneficiary to inquire into the capacity or powers of Guarantor or Company or the officers, directors or any agents acting or purporting to act on behalf of any of them.

2.11    FINANCIAL CONDITION OF COMPANY.

        Any Loans may be granted to Company or continued from time to time, and any Lender Interest Rate Agreements may be entered into from time to time, in each case without notice to or authorization from Guarantor regardless of the financial or other condition of Company at the time of any such grant or continuation or at the time such Lender Interest Rate Agreement is entered into, as the case may be. No Beneficiary shall have any obligation to disclose or discuss with Guarantor its assessment, or Guarantor's assessment, of the financial condition of Company. Guarantor has adequate means to





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obtain information from Company on a continuing basis concerning the financial condition of Company and its ability to perform its obligations under the Loan Documents, the Existing Senior Note Indenture, the Existing Senior Notes and the Lender Interest Rate Agreements and Guarantor assumes the responsibility for being and keeping informed of the financial condition of Company and of all circumstances bearing upon the risk of nonpayment of the Guarantied Obligations. Guarantor hereby waives and relinquishes any duty on the part of any Beneficiary to disclose any matter, fact or thing relating to the business, operations or conditions of Company now known or hereafter known by any Beneficiary.

2.12    RIGHTS CUMULATIVE.

        The rights, powers and remedies given to Beneficiaries by this Guaranty are cumulative and shall be in addition to and independent of all rights, powers and remedies given to Beneficiaries by virtue of any statute or rule of law or in any of the other Loan Documents, the Existing Senior Note Indenture, any of the Lender Interest Rate Agreements or any agreement between Guarantor and any Beneficiary or Beneficiaries or between Company and any Beneficiary or Beneficiaries. Any forbearance or failure to exercise, and any delay by any Beneficiary in exercising, any right, power or remedy hereunder shall not impair any such right, power or remedy or be construed to be a waiver thereof, nor shall it preclude the further exercise of any such right, power or remedy.

2.13    BANKRUPTCY; POST-PETITION INTEREST; REINSTATEMENT OF GUARANTY.

        (a) So long as any Guarantied Obligations remain outstanding, Guarantor shall not, without the prior written consent of Agent acting pursuant to the directions of Requisite Lenders, commence or join with any other Person in commencing any bankruptcy, reorganization or insolvency proceedings of or against Company. The obligations of Guarantor under this Guaranty shall not be reduced, limited, impaired, discharged, deferred, suspended or terminated by any proceeding, voluntary or involuntary, involving the bankruptcy, insolvency, receivership, reorganization, liquidation or arrangement of Company or by any defense which Company may have by reason of the order, decree or decision of any court or administrative body resulting from any such proceeding.

        (b) Guarantor acknowledges and agrees that any interest on any portion of the Guarantied Obligations which accrues after the commencement of any proceeding referred to in clause (a) above (or, if interest on any portion of the Guarantied Obligations ceases to accrue by operation of law by reason of the commencement of said proceeding, such interest as would have accrued on such portion of the Guarantied Obligations if said proceedings had not been commenced) shall be included in the Guarantied Obligations because it is the intention of Guarantor and Beneficiaries that the Guarantied Obligations which are guarantied by Guarantor pursuant to this Guaranty should be determined without regard to any rule of law or order which may relieve Company of any portion of such Guarantied Obligations. Guarantor will permit any trustee in bankruptcy, receiver, debtor in possession, assignee for the benefit of creditors or similar person to pay Agent, or allow





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



the claim of Agent in respect of, any such interest accruing after the date on which such proceeding is commenced.

        (c) In the event that all or any portion of the Guarantied Obligations are paid by Company, the obligations of Guarantor hereunder shall continue and remain in full force and effect or be reinstated, as the case may be, in the event that all or any part of such payment(s) are rescinded or recovered directly or indirectly from any Beneficiary as a preference, fraudulent transfer or otherwise, and any such payments which are so rescinded or recovered shall constitute Guarantied Obligations for all purposes under this Guaranty.

2.14    SET OFF.

        In addition to any other rights any Beneficiary may have under law or in equity, if after the occurrence and during the continuation of an Event of Default any amount shall at any time be due and owing by Guarantor to any Beneficiary under this Guaranty, such Beneficiary is authorized at any time or from time to time, subject to the consent of Agent, without notice (any such notice being hereby expressly waived) other than to Agent, to set off and to appropriate and to apply any and all deposits (general or special, including but not limited to indebtedness evidenced by certificates of deposit, whether matured or unmatured) and any other indebtedness of such Beneficiary owing to Guarantor and any other property of Guarantor held by any Beneficiary to or for the credit or the account of Guarantor against and on account of the Guarantied Obligations and liabilities of Guarantor to any Beneficiary under this Guaranty.

                                   SECTION 3.

                                  MISCELLANEOUS

3.1     SURVIVAL OF WARRANTIES.

        All agreements, representations and warranties made herein shall survive the execution and delivery of this Guaranty and the other Loan Documents and the Lender Interest Rate Agreements and any increase in the Commitments under the Amended Credit Agreement.

3.2     NOTICES.

        Any notice or other communication herein required or permitted to be given shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier and shall be deemed to have been given when delivered in person or by courier service, upon receipt of telefacsimile or telex (with received answerback), or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed; provided that notices to Agent shall not be effective until received. For purposes hereof the address of each party shall be as set forth under such party's name on





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



the signature pages hereof or of the Amended Credit Agreement or such other address as shall be designated by such party in a written notice delivered to the other party hereto.

3.3     SEVERABILITY.

        In case any provision in or obligation under this Guaranty shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

3.4     AMENDMENTS AND WAIVERS.

        No amendment, modification, termination or waiver of any provision of this Guaranty, and no consent to any departure by Guarantor therefrom, shall in any event be effective without the written concurrence of Agent and, in the case of any such amendment or modification, Guarantor. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. Agent may execute amendments and waivers to this Guaranty if directed to do so in writing by Requisite Lenders or Supermajority Lenders as required in accordance with the terms of the Amended Credit Agreement. The Noteholders hereby agree, by acceptance by the benefits of this Guaranty, that no consent or approval of any Noteholder shall be required for any such amendment or waiver as long as, after giving effect to such amendment or waiver, the Existing Senior Notes continue to be guaranteed on an equal and ratable basis with the Obligations under the Amended Credit Agreement under this Guaranty.

3.5     HEADINGS.

        Section and subsection headings in this Guaranty are included herein for convenience of reference only and shall not constitute a part of this Guaranty for any other purpose or be given any substantive effect.

3.6     APPLICABLE LAW.

        THIS GUARANTY AND THE RIGHTS AND OBLIGATIONS OF GUARANTOR AND BENEFICIARIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK (INCLUDING WITHOUT LIMITATION SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK), WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

3.7     SUCCESSORS AND ASSIGNS.

        This Guaranty is a continuing guaranty and shall be binding upon Guarantor and its successors and assigns. This Guaranty shall inure to the benefit of Beneficiaries and their respective successors and assigns. Guarantor shall not assign this Guaranty or any of the





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



rights or obligations of Guarantor hereunder without the prior written consent of Agent at the direction of required Lenders in accordance with the Amended Credit Agreement. Any Beneficiary may, without notice or consent, assign its interest in this Guaranty in whole or in part. The terms and provisions of this Guaranty shall inure to the benefit of any transferee or assignee of any Loan, and in the event of such transfer or assignment the rights and privileges herein conferred upon such Beneficiary shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof.

3.8     NO OTHER WRITING.

        This writing is intended by Guarantor and Beneficiaries as the final expression of this Guaranty and is also intended as a complete and exclusive statement of the terms of their agreement with respect to the matters covered hereby. No course of dealing, course of performance or trade usage, and no parol evidence of any nature, shall be used to supplement or modify any terms of this Guaranty. There are no conditions to the full effectiveness of this Guaranty.

3.9     FURTHER ASSURANCES.

        At any time or from time to time, upon the request of Agent, Guarantor shall execute and deliver such further documents and do such other acts and things as Agent may reasonably request in order to effect fully the purposes of this Guaranty.

3.10    AGENT.

        (a) Agent has been appointed to act as Agent hereunder by Lenders under the Amended Credit Agreement. The Noteholders and the Interest Rate Exchangers, by their acceptance of the benefits hereunder, hereby appoint Agent to act as Agent hereunder in accordance with the provisions of Section 8 of the Amended Credit Agreement, including without limitation the provisions of subsection 8.2 of the Amended Credit Agreement, and the Noteholders and the Interest Rate Exchangers further hereby agree to indemnify Agent on a ratable basis in accordance with subsection 8.4 of the Amended Credit Agreement. Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action, solely in accordance with this Guaranty and the Amended Credit Agreement; provided that Agent shall exercise, or refrain from exercising, any remedies hereunder in accordance with the directions of Requisite Lenders. Each Beneficiary, by acceptance of the benefits of this Guaranty, hereby agrees that no Beneficiary shall have any liability to any other Beneficiary for any such direction by Requisite Lenders. In furtherance of the foregoing provisions of this subsection 3.10, each Beneficiary, by its acceptance of the benefits hereof, agrees that it shall have no right individually to enforce this Guaranty, it being understood and agreed by Beneficiaries that all rights and remedies hereunder may be exercised solely by Agent, for the benefit of the Beneficiaries, in accordance with the terms of this subsection 3.10.





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        (b) Agent shall at all times be the same Person that is Agent under the
Amended Credit Agreement. Written notice of resignation by Agent pursuant to subsection 8.5 of the Amended Credit Agreement shall also constitute notice of resignation as Agent under this Guaranty; and appointment of a successor Agent pursuant to subsection 8.5 of the Amended Credit Agreement shall also constitute appointment of a successor Agent under this Guaranty. Upon the acceptance of any appointment as Agent under subsection 8.5 of the Amended Credit Agreement by a successor Agent, that successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring or removed Agent under this Guaranty, and the retiring or removed Agent under this Guaranty shall promptly (i) transfer to such successor Agent all sums held hereunder, together with all records and other documents necessary or appropriate in connection with the performance of the duties of the successor Agent under this Guaranty, and (ii) take such other actions as may be necessary or appropriate in connection with the assignment to such successor Agent of the rights created hereunder, whereupon such retiring or removed Agent shall be discharged from its duties and obligations under this Guaranty. After any retiring or removed Agent's resignation or removal hereunder as Agent, the provisions of this Guaranty shall inure to its benefit as to any actions taken or omitted to be taken by it under this Guaranty while it was Agent hereunder.

                  [Remainder of page intentionally left blank]





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        IN WITNESS WHEREOF, Guarantor has caused this Guaranty to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

                                            BENEDEK COMMUNICATIONS
                                              CORPORATION

                                            By
                                              --------------------------------
                                               Ronald L. Lindwall
                                               Senior VP-Finance, CFO
                                               Treasurer and Secretary

                                            Notice Address:

                                            100 Park Avenue
                                            Rockford, Illinois  61101
                                            Attention:    A. Richard Benedek
                                            Telecopy:     (815) 987-5335

                                            with a copy to:

                                            Shack & Siegel, P.C.
                                            530 Fifth Avenue
                                            New York, New York  10036
                                            Attention:    Paul S. Goodman, Esq.
                                            Telecopy:     (212) 730-1964





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